UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2018

California Resources Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9200 Oakdale Avenue, Suite 900 Los Angeles, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 848-4754
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 9, 2018.

(b)
The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

1.	The nine director nominees named in the Company's proxy statement were elected with the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
William E. Albrecht	18,836,357	420,269	31,717	18,033,868
Justin A. Gannon	18,892,354	363,112	32,877	18,033,868
Harold M. Korell	18,851,669	403,000	33,674	18,033,868
Harry T. McMahon	18,946,956	307,593	33,794	18,033,868
Richard W. Moncrief	18,920,506	335,364	32,473	18,033,868
Avedick B. Poladian	18,832,257	421,729	34,357	18,033,868
Anita M. Powers	18,973,977	283,937	30,429	18,033,868
Robert V. Sinnott	18,841,787	413,405	33,151	18,033,868
Todd A. Stevens	18,936,224	324,226	27,893	18,033,868

2.
The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved. The proposal received 35,669,241 votes for; 1,535,084 votes against; and 118,786 abstentions.

3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 18,617,133 votes for; 573,547 votes against; 97,663 abstentions and 18,033,868 broker non-votes.

4.
The Second Amendment to the California Resources Corporation 2014 Employment Stock Purchase Plan was approved. The proposal received 18,958,179 votes for; 228,944 votes against; 101,220 abstentions; and 18,033,868 broker non-votes.

5(a).
The proposal to change the supermajority vote requirement for stockholders to remove directors without cause to a majority vote requirement was not approved. The proposal received 19,065,484 votes for; 176,712 votes against; 46,147 abstentions; and 18,033,868 broker non-votes.

5(b).
The proposal to change the supermajority vote requirement for stockholders to amend the Bylaws to a majority vote requirement was not approved. The proposal received 19,024,134 votes for; 213,253 votes against; 50,956 abstentions; and 18,033,868 broker non-votes.

5(c).
The proposal to change the supermajority vote requirement for stockholders to amend certain provisions of the Amended and Restated Certificate of Incorporation to a majority vote requirement was not approved. The proposal received 19,026,894 votes for; 208,834 votes against; 52,615 abstentions; and 18,033,868 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President - Finance

DATED: May 14, 2018

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